EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citadel Security Software Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven
B. Solomon, Chief Executive Officer of the Company, and Richard Connelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven B. Solomon
---------------------
Steven B. Solomon
Chief Executive Officer

August 12, 2003


/s/ Richard Connelly
--------------------
Richard Connelly
Chief Financial Officer

August 12, 2003


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